Exhibit 99.1
1stDibs Reports Second Quarter 2023 Financial Results

New York, NY — August 9, 2023 — 1stdibs.com, Inc. (NASDAQ: DIBS), a leading online marketplace for luxury design products ("1stDibs" or the "Company"), today reported financial results for its second quarter ended June 30, 2023.
Second Quarter 2023 Financial Highlights
•Net revenue was $20.9 million, a decrease of 15% year-over-year.
•Gross profit was $14.6 million, a decrease of 12% year-over-year.
•Gross margin was 69.8%, compared to 67.6% in the second quarter 2022.
•GAAP net loss was $8.3 million compared to a net loss of $0.3 million in the second quarter 2022, which included a $9.7 million gain on the Sale of Design Manager.
•Non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin was $(4.6) million and (21.9)%, respectively, compared to $(6.1) million and (24.7)%, respectively, in the second quarter 2022.
•Cash, cash equivalents and short-term investments totaled $145.9 million as of June 30, 2023.

“Even as we continue to lay the groundwork for reaccelerating growth, we have made substantial progress in reducing our cost structure this quarter,” said David Rosenblatt, 1stDibs Chief Executive Officer. “Despite demand softness, many other indicators of marketplace health, like supply growth and organic traffic mix, remain strong.”

Tom Etergino, Chief Financial Officer of 1stDibs said, “Over the past year we’ve taken numerous measures to re-engineer our cost base, delivering on our commitment to align expenses with demand. These actions substantially reduce our cash burn and continue to accelerate our path to profitability.”

Other Recent Business Highlights and Second Quarter Key Operating Metrics
•In August 2023, 1stDibs' Board of Directors approved a new stock repurchase program authorizing the Company to repurchase up to $20.0 million of its common stock.
•In June 2023, we announced a workforce reduction designed to reduce operating costs and realign investment priorities involving the reduction of approximately 20% of the Company’s global workforce. As a result of the reduction, the Company incurred approximately $2.0 million in non-recurring restructuring charges.
•GMV was $89.9 million, a decrease of 14% year-over-year.
•Number of Orders was approximately 32K, a decrease of 9% year-over-year.
•Active Buyers was approximately 65K, a decrease of 6% year-over-year.

Financial Guidance and Outlook
The Company’s third quarter 2023 guidance is below.

Q3 2023 Guidance
GMV	$85 million - $92 million
Net revenue	$20.1 million - $21.3 million
Adjusted EBITDA margin (non-GAAP)	(17%) - (12%)

Actual results may differ materially from our Financial Guidance and Outlook as a result of, among other things, the factors described under “Forward-Looking Statements” below.
A GAAP reconciliation to our non-GAAP guidance measure (adjusted EBITDA) is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future. Stock-based compensation expense is impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to change. We have provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for our historical non-GAAP financial results included in this press release.

Webcast Information
1stDibs will host a webcast to discuss its second quarter 2023 financial results today at 8:00 a.m. Eastern Time. Investors and participants can access the webcast at the 1stDibs Investor Relations website (investors.1stdibs.com). A replay of the webcast will be available through the same link following the webcast, for one year thereafter.

Disclosure Information
In compliance with disclosure obligations under Regulation FD, 1stDibs announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, company blog posts, public conference calls and webcasts, as well as the investor relations website.

About 1stDibs
1stDibs is a leading online marketplace for connecting design lovers with highly coveted sellers and makers of vintage, antique, and contemporary furniture, home décor, art, jewelry, watches and fashion.

Media Contact:
Jennifer Miller
jennifer.miller@1stdibs.com

Investor Relations Contact:
Kevin LaBuz
investors@1stdibs.com

Forward-Looking Statements
This press release contains "forward-looking statements" and "forward-looking information" within the meaning of applicable federal and state securities laws (collectively, "forward-looking statements"). All statements in this press release other than statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: "accelerate," "anticipate," "believe," "can," "contemplate," "continue," "could," "demand," "estimate," "expand," "expect," "focus," "intend," "may," "might," "objective," "ongoing," "opportunity," "outlook," "plan," "potential," "predict," "progress," "project," "should," "target," "will," "would," or the negative of these terms, or other comparable terminology or similar expressions intended to identify statements about the future.
These forward-looking statements include, but are not limited to, statements regarding the following: (1) our continued efforts to lay the foundation for future growth; (2) our focus on efficiency and steps to align our expenses to current demand and the impact thereof; (3) our progress towards reaccelarating growth, reducing our cost, and re-engineering our cost base; (4) the implementation of our stock repurchase program; and (5) our future results of operations and financial position, including our financial guidance and outlook. We cannot guarantee that any forward-looking statement will be accurate. Forward-looking statements are based on current of future events and if these prove to be inaccurate, actual results could vary materially from our expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to vary materially from those discussed or implied in the forward-looking statements. These risks and uncertainties include but are not limited to the following: (1) our ability to execute our business plan and strategies to achieve our strategic initiatives; (2) our ability to achieve future growth; (3) risks related to our evaluation of multiple alternatives, including the outcome, if any, of such evaluation process, and market perception of, or reaction to, the foregoing; (4) our ability to enhance GMV growth and shareholder value; (5) our ability to effectively manage costs; (6) our ability to execute our stock repurchase program; (7) our ability to reduce operating costs and realign investment priorities following our workforce reduction; and (8) macroeconomic conditions or geopolitical events or similar risks, as well as other risks, uncertainties, and other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including our Form 10-K for the year ended December 31, 2022 and other periodic reports and filings we make with the SEC. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release and we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, or otherwise, except as required by law.

Key Operating Metrics Definitions
Gross Merchandise Value
We define GMV as the total dollar value from items sold by our sellers through 1stDibs in a given month, minus cancellations within that month, and excluding shipping and sales taxes. GMV includes all sales reported to us by our sellers, whether transacted through the 1stDibs marketplace or reported as an offline sale. We view GMV as a measure of the total economic activity generated by our online marketplace, and as an indicator of the scale and growth of our online marketplace and the health of our ecosystem. Our historical growth rates for GMV may not be indicative of future growth rates in GMV.
Number of Orders
We define Number of Orders as the total number of orders placed or reported through the 1stDibs marketplace in a given month, minus cancellations within that month. Our historical growth rates for Number of Orders may not be indicative of future growth rates in Number of Orders.
Active Buyers
We define Active Buyers as buyers who have made at least one purchase through our online marketplace during the 12 months ended on the last day of the period presented, net of cancellations. A buyer is identified by a unique email address; thus an Active Buyer could have more than one account if they were to use a separate unique email address to set up each account. We believe this metric reflects scale, engagement and brand awareness, and our ability to convert user activity on our online marketplace into transactions. Our historical growth rates for Active Buyers may not be indicative of future growth rates in new Active Buyers.

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$45,410	$153,209
Short-term investments	100,532	—
Restricted cash, current	—	1,500
Accounts receivable, net of allowance for doubtful accounts of $125 and $113 at June 30, 2023 and December 31, 2022, respectively	786	972
Prepaid expenses	3,585	3,506
Receivables from payment processors	2,321	2,476
Other current assets	947	800
Total current assets	153,581	162,463
Restricted cash, non-current	3,335	3,334
Property and equipment, net	3,306	3,685
Operating lease right-of-use assets	20,722	21,990
Goodwill	4,110	4,075
Other assets	245	249
Total assets	$185,299	$195,796
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,681	$2,905
Payables due to sellers	6,346	7,185
Accrued expenses	11,424	10,761
Operating lease liabilities, current	2,850	2,770
Other current liabilities	2,775	2,429
Total current liabilities	27,076	26,050
Operating lease liabilities, non-current	20,232	21,678
Other liabilities	17	46
Total liabilities	47,325	47,774
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized as of June 30, 2023 and December 31, 2022; zero shares issued and outstanding as of June 30, 2023 and December 31, 2022	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized as of June 30, 2023 and December 31, 2022; 40,037,018 and 39,260,193 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	400	393
Additional paid-in capital	445,480	439,005
Accumulated deficit	(307,473)	(291,020)
Accumulated other comprehensive loss	(433)	(356)
Total stockholders’ equity	137,974	148,022
Total liabilities and stockholders’ equity	$185,299	$195,796

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net revenue	$20,921	$24,576	$43,099	$51,163
Cost of revenue[1]	6,327	7,953	13,634	15,630
Gross profit	14,594	16,623	29,465	35,533
Operating expenses:
Sales and marketing[1]	9,791	11,268	19,596	23,067
Technology development[1]	6,889	6,587	12,684	12,348
General and administrative[1]	7,463	7,497	15,551	13,904
Provision for transaction losses	888	1,575	2,252	3,249
Gain on sale of Design Manager	—	(9,684)	—	(9,684)
Total operating expenses	25,031	17,243	50,083	42,884
Loss from operations	(10,437)	(620)	(20,618)	(7,351)
Other income (expense), net:
Interest income	1,645	172	3,176	226
Interest expense	—	(4)	—	(8)
Other, net	472	163	989	484
Total other income (expense), net	2,117	331	4,165	702
Net loss before income taxes	(8,320)	(289)	(16,453)	(6,649)
Provision for income taxes	—	—	—	—
Net loss	(8,320)	(289)	(16,453)	(6,649)
Net loss per share—basic and diluted	$(0.21)	$(0.01)	$(0.42)	$(0.17)
Weighted average common shares outstanding—basic and diluted	39,642,725	38,170,396	39,487,496	38,100,731
1 - See below for one-time expenses relating to the Company's June 2023 reduction in force included in each financial statement line item above:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of revenue	$135	—	$135	—
Sales and marketing	789	—	789	—
Technology development	1,044	—	1,044	—
General and administrative	36	—	36	—
Total	$2,004	—	$2,004	—

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(16,453)	$(6,649)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,366	1,481
Stock-based compensation expense	6,358	4,508
Provision for transaction losses, returns and refunds	549	340
Amortization of costs to obtain revenue contracts	162	158
Amortization of operating lease right-of-use assets	1,268	1,253
Gain on sale of Design Manager	—	(9,684)
Amortization of (discounts) premiums, net on short-term investments	(1,241)	—
Other, net	(219)	178
Changes in operating assets and liabilities:
Accounts receivable	46	(178)
Prepaid expenses and other current assets	(449)	(3,969)
Receivables from payment processors	155	(1,226)
Other assets	(172)	(501)
Accounts payable and accrued expenses	1,297	387
Payables due to sellers	(838)	(2,427)
Operating lease liabilities	(1,366)	(1,350)
Other current liabilities and other liabilities	269	(661)
Net cash used in operating activities	(9,268)	(18,340)
Cash flows from investing activities:
Purchases of short-term investments	(110,411)	—
Maturities of short-term investments	11,000	—
Development of internal-use software	(856)	(1,164)
Purchases of property and equipment	(25)	(48)
Proceeds from sale of Design Manager	—	14,611
Other, net	—	(17)
Net cash (used in) provided by investing activities	(100,292)	13,382
Cash flows from financing activities:
Proceeds from exercise of stock options	35	1,239
Net cash provided by financing activities	35	1,239
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	227	(314)
Net decrease in cash, cash equivalents, and restricted cash	(109,298)	(4,033)
Cash, cash equivalents, and restricted cash at beginning of the period	158,043	171,559
Cash, cash equivalents, and restricted cash at end of the period	$48,745	$167,526

Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted EBITDA Margin
In this press release, we provide Adjusted EBITDA, a non-GAAP financial measure that represents our net loss adjusted to exclude: (1) depreciation and amortization; (2) stock-based compensation expense; (3) other income (expense), net; (4) provision for income taxes; and (5) strategic alternative expenses. We also provide Adjusted EBITDA Margin, a non-GAAP financial measure that presents Adjusted EBITDA divided by net revenue. Below is a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA.
We have included Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures, because they are key measures used by our management team to help us to assess our operating performance and the operating leverage in our business. We also use these measures to analyze our financial results, establish budgets and operational goals for managing our business, and make strategic decisions. We believe that Adjusted EBITDA and Adjusted EBITDA Margin help identify underlying trends in our business that could otherwise be masked by the effect of the income and expenses that we exclude from Adjusted EBITDA and Adjusted EBITDA Margin. Accordingly, we believe that these metrics provide useful information to investors and others in understanding and evaluating our results of operations, enhances the overall understanding of our past performance and future prospects, and allows for greater transparency with respect to key financial metrics used by our management in their financial and operational decision-making. We also believe that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing our core business and results of operations over multiple periods with other companies in our industry, many of which present similar non-GAAP financial measures to investors, and to analyze our cash performance.
The non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented should not be considered as the sole measure of our performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with GAAP. Further, these non-GAAP financial measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our condensed consolidated statements of operations. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, and are not intended, and should not be construed, as a substitute for the related financial information calculated in accordance with GAAP. These limitations of Adjusted EBITDA and Adjusted EBITDA Margin include the following:
•The exclusion of certain recurring, non-cash charges, such as depreciation of property and equipment and amortization of intangible assets. While these are non-cash charges, we may need to replace the assets being depreciated and amortized in the future and Adjusted EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements;
•The exclusion of stock-based compensation expense, which has been a significant recurring expense and will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of our compensation strategy;
•The exclusion of other income (expense), net, which includes interest income related to our cash, cash equivalents and short-term investments, interest expense, and realized and unrealized gains and losses on foreign currency exchange;
•The exclusion of gain on sale of Design Manager, which is a one-time sale of our wholly owned subsidiary; and
•The exclusion of strategic alternative expenses in connection with capital return strategies, buy- and sell-side mergers and acquisitions and partnerships, sale of a business or subsidiary, business optimization costs related to revisions of operational objectives and priorities, cost saving initiatives, restructuring charges, and integration costs, in all cases outside the ordinary course.
Because of these limitations, you should consider Adjusted EBITDA and Adjusted EBITDA Margin alongside other financial performance measures, including net loss and our other GAAP results. The information in the tables below sets forth the non-GAAP financial measures along with the most directly comparable GAAP financial measures.

1STDIBS.COM, INC.
Reconciliation of Net Loss to Adjusted EBITDA
(Amounts in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(8,320)	$(289)	$(16,453)	$(6,649)
Excluding:
Depreciation and amortization	427	763	1,366	1,481
Stock-based compensation expense	3,252	3,163	6,358	4,508
Other income, net	(2,117)	(331)	(4,165)	(702)
Provision for income taxes	—	—	—	—
Gain on sale of Design Manager	—	(9,684)	—	(9,684)
Strategic alternative expenses	2,179	307	3,061	307
Adjusted EBITDA (non-GAAP)	$(4,579)	$(6,071)	$(9,833)	$(10,739)
Divided by:
Net revenue	$20,921	$24,576	$43,099	$51,163
Adjusted EBITDA Margin (non-GAAP)	(21.9)%	(24.7)%	(22.8)%	(21.0)%